As filed with the Securities and Exchange Commission on April 10, 2014

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1 to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

(Exact Name of Registrant as specified in its charter)

See Table of Registrant Guarantors for information regarding additional Registrants

Delaware	6798	82-0538522
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

518 17th Street, Suite 800

Denver, Colorado 80202

(303) 597-2400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Philip L. Hawkins

Chief Executive Officer

518 17th Street, Suite 800

Denver, Colorado 80202

(303) 597-2400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Ettore A. Santucci, Esq.

Daniel P. Adams, Esq.

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Approximate date of commencement of proposed exchange offer: As soon as practicable after this Registration Statement is declared effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement number for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Registrants and Co-Registrants (other than DCT Industrial Trust Inc.):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if smaller reporting company)	Smaller reporting company ☐

DCT Industrial Trust Inc. (a Co-Registrant):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if smaller reporting company)	Smaller reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit(1)	Proposed maximum aggregate offering price	Amount of registration fee(4)
4.500% Senior Notes due 2023(2)	$275,000,000	100%	$275,000,000	$35,420
Guarantees of 4.500% Senior Notes due 2023	(3)	(3)	(3)	(3)

(1)	Estimated solely for purposes of determining the registration fee pursuant to Section 457(f)(2) under the Securities Act of 1933, as amended (the “Securities Act”).
(2)	The 4.500% Senior Notes due 2023 will be the obligations of DCT Industrial Operating Partnership LP.
(3)	Each of the Co-Registrants listed on the “Table of Co-Registrants” on the following page will guarantee on a full and unconditional basis the obligations of DCT Industrial Operating Partnership LP under the 4.500% Senior Notes due 2023. Pursuant to Rule 457(n) under the Securities Act, no additional registration fee is payable with respect to the note guarantees.
(4)	These fees were previously paid with the original filing of this registration statement.

The Registrants hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Code Number	I.R.S. Employer Identification Number
DCT Industrial Trust Inc.	Maryland	6798	82-0538520
DCT MISSION STREET, LLC	Delaware	6798	26-3227968
DCT—AZ 2004 RN PORTFOLIO L LLC	Delaware	6798	20-1644748
DCT—AZ 2004 RN PORTFOLIO U LLC	Delaware	6798	20-1644668
DCT—GA 2004 RN PORTFOLIO L LLC	Delaware	6798	20-1650153
DCT—GA 2004 RN PORTFOLIO U LLC	Delaware	6798	20-1650220
DCT 30TH TERRACE LLC	Delaware	6798	27-4286977
DCT 101 RRNJ LLC	Delaware	6798	27-4633259
DCT 1045 Greens Parkway LLC	Delaware	6798	45-3812365
DCT 11180 RANCH LLC	Delaware	6798	26-3810815
DCT 11400 NW LLC	Delaware	6798	45-5530225
DCT 1201 PERRY LLC	Delaware	6798	26-1114666
DCT 5800 Coliseum LLC	Delaware	6798	46-1425501
DCT 700 Milwaukee LLC	Delaware	6798	46-0833670
DCT 230 JOHNSON ROAD LLC	Delaware	6798	46-2380898
DCT 309 JOHNSON ROAD LLC	Delaware	6798	46-2374500
DCT 4800 Central LLC	Delaware	6798	46-2615632
DCT AIR CENTER LLC	Delaware	6798	27-3835403
DCT AIRPORT DRIVE LLC	Delaware	6798	27-4286921
DCT Airtex LLC	Delaware	6798	45-3931595
DCT Airtex II LLC	Delaware	6798	46-2460413
DCT Alpine Way LLC	Delaware	6798	46-2959146
DCT Antoine Beltway LLC	Delaware	6798	45-2936049
DCT Arthur Avenue LLC	Delaware	6798	45-4060321
DCT BLACKHAWK CENTER LLC	Delaware	6798	20-2727819
DCT BECKLEY LLC	Delaware	6798	27-3360504
DCT BOBALI DRIVE LLC	Delaware	6798	20-5714120
DCT Boldt Park LLC	Delaware	6798	45-4771151
DCT BOLLMAN MD LLC	Delaware	6798	20-5000149
DCT BYRON ROAD LLC	Delaware	6798	45-1602154
DCT Center Avenue LLC	Delaware	6798	45-4696538
DCT CHINO LLC	Delaware	6798	27-4630933
DCT Claymoore LLC	Delaware	6798	45-5202218
DCT CREEK ROAD OH LLC	Delaware	6798	20-4998580
DCT CREEKSIDE I LLC	Delaware	6798	20-4885013
DCT CREEKSIDE II LLC	Delaware	6798	20-4885056
DCT CREEKSIDE IV LLC	Delaware	6798	20-4885377
DCT Della Court LLC	Delaware	6798	46-1512637
DCT DIRECTORS ROW LLC	Delaware	6798	27-5138757
DCT Dulles Phase I LLC	Delaware	6798	45-2972168
DCT Dulles Phase II LLC	Delaware	6798	46-1554989
DCT ECKHOFF STREET LLC	Delaware	6798	27-4134309
DCT FONTANA LLC	Delaware	6798	20-5069220
DCT FRANKLIN ROAD LLC	Delaware	6798	20-4345063
DCT FREEPORT DRIVE LLC	Delaware	6798	80-0726749
DCT Greenleaf LLC	Delaware	6798	45-4413308
DCT GUION ROAD LLC	Delaware	6798	20-3881169
DCT HANOVER LLC	Delaware	6798	20-4025619
DCT HARLAN ROAD LLC	Delaware	6798	20-4694215

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Code Number	I.R.S. Employer Identification Number
DCT HIGH STREET LLC	Delaware	6798	20-3636210
DCT—IL S GARY LLC	Delaware	6798	20-1737761
DCT INDEPENDENCE LLC	Delaware	6798	20-8068290
DCT JAMIKE KY LLC	Delaware	6798	20-4998728
DCT KENNEDY LLC	Delaware	6798	27-2140383
DCT La Reunion LLC	Delaware	6798	46-2426806
DCT LOMBARD ROAD LLC	Delaware	6798	45-1454473
DCT Louisville Logistics LLC	Delaware	6798	26-0757964
DCT LUNT AVENUE LLC	Delaware	6798	20-4353218
DCT MALLARD LLC	Delaware	6798	46-5232793
DCT MARKET STREET LLC	Delaware	6798	20-4863350
DCT NEWPOINT LLC	Delaware	6798	75-3152727
DCT NORTHMONT LLC	Delaware	6798	11-3733161
DCT NORTH 45TH AVENUE, LLC	Delaware	6798	45-2440640
DCT Northwest Crossroads LLC	Delaware	6798	46-2904146
DCT NORTHWEST OH LLC	Delaware	6798	75-3152724
DCT OAKLEY LLC	Delaware	6798	26-4082006
DCT Okanella LLC	Delaware	6798	45-3262484
DCT Ota Farms LLC	Delaware	6798	46-1031843
DCT PAINTER LLC	Delaware	6798	46-2282985
DCT PAN AMERICAN LLC	Delaware	6798	45-2734177
DCT PARK WEST LLC	Delaware	6798	20-0456451
DCT PARK WEST II, LLC	Delaware	6798	52-2444439
DCT Pecos LLC	Delaware	6798	45-2843463
DCT PEORIA STREET LLC	Delaware	6798	27-4134371
DCT PERRY ROAD LLC	Delaware	6798	20-4581146
DCT Phoenix LLC	Delaware	6798	45-4077776
DCT Pleasantdale Road LLC	Delaware	6798	45-2683299
DCT PLAINFIELD LLC	Delaware	6798	46-5241162
DCT PORT UNION LLC	Delaware	6798	26-1347519
DCT Presidents Drive LLC	Delaware	6798	45-3116419
DCT PSA Pomona LLC	Delaware	6798	45-4241028
DCT REGENTVIEW AVENUE LLC	Delaware	6798	27-4134497
DCT Renaissance Rialto LLC	Delaware	6798	46-1298886
DCT Renton LLC	Delaware	6798	45-3558529
DCT RICKENBACKER V LLC	Delaware	6798	20-4890291
DCT River West LLC	Delaware	6798	46-1094634
DCT RIVERPORT LLC	Delaware	6798	75-3152731
DCT ROCKAWAY LLC	Delaware	6798	20-3283599
DCT Roosevelt LLC	Delaware	6798	20-4275224
DCT SAMPSON LLC	Delaware	6798	46-2294421
DCT SKYHARBOR LLC	Delaware	6798	20-1812734
DCT Slover II LLC	Delaware	6798	46-0874595
DCT SLOVERLAND LLC	Delaware	6798	45-2737173
DCT SOUTHCREEK-EAGLES LANDING, LLC	Delaware	6798	42-1631519
DCT SOUTHPARK FLEX A LLC	Delaware	6798	20-4890338
DCT SOUTHPARK FLEX F LLC	Delaware	6798	20-4890412
DCT SOUTHPARK XII LLC	Delaware	6798	20-4890928
DCT STONEFIELD LLC	Delaware	6798	26-2397351
DCT SUMNER LLC	Delaware	6798	27-4036071
DCT Sumner II LLC	Delaware	6798	46-1154804

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Code Number	I.R.S. Employer Identification Number
DCT SUMMIT RIDGE GA LLC	Delaware	6798	20-5000203
DCT SYCAMORE CANYON LLC	Delaware	6798	20-4618346
DCT Valley Distribution Center LLC	Delaware	6798	46-1607883
DCT WHITE BIRCH LLC	Delaware	6798	45-5539022
DCT White Oak Circle LLC	Delaware	6798	46-1429578
DCT WHITESTOWN LLC	Delaware	6798	26-1330982
DCT WOLF ROAD LLC	Delaware	6798	27-3941109
DCT ZANE TRACE LLC	Delaware	6798	20-4263106
CIVF I—CA1M04, LLC,	Delaware	6798	20-0561640
CIVF I—CA1M01 & CA1W01, LLC	Delaware	6798	77-0602409
CIVF I—CA1M05, LLC	Delaware	6798	20-1095196
CIVF I—GA1M04 & GA1M05, LLC	Delaware	6798	45-4126330
CIVF I—GA1M01, LLC	Delaware	6798	06-1705717
CIVF I—GA1W01, LLC	Delaware	6798	06-1706345
CIVF I – GA1W02-GA1W07, LLC	Delaware	6798	45-0522373
CIVF I—GA1W13, GA1W12, & GA1W11, LLC	Delaware	6798	45-4129028
CIVF I—GA1W24, LLC	Delaware	6798	45-4129224
CIVF I—GA1W14, LLC	Delaware	6798	20-1782076
CIVF I—IL1B01 & IL1M01, LLC	Delaware	6798	45-4129512
CIVF I—IL1W02, LLC	Delaware	6798	45-4147892
CIVF I-KY1M01-KY1M06 & KY1W01, LLC	Delaware	6798	43-2036843
CIVF I—NJ1B02, LLC	Delaware	6798	45-4148967
CIVF I—NJ1W01, LLC	Delaware	6798	45-4149082
CIVF I—OH1B01, LLC	Delaware	6798	45-4282913
CIVF I—OH1B02, LLC	Delaware	6798	20-2434943
CIVF I—OH2B01 & OH2M01, LLC	Delaware	6798	77-0607131
CIVF I—TX1M01, L.P.	Delaware	6798	45-4150100
CIVF I—TX1W02, L.P.	Delaware	6798	45-4150817
CIVF I—WA1M05 & M06, LLC	Delaware	6798	45-4151412
CIVF I—WA1M07, LLC	Delaware	6798	20-5398511
DCT—CA 2004 RN PORTFOLIO L LP	Delaware	6798	20-1650094
DCT—EASTPARK II LP	Delaware	6798	20-2295196
DCT—TX 2004 RN PORTFOLIO L LP	Delaware	6798	20-1653551
DCT AMERICAN WAY LP	Delaware	6798	26-0621397
DCT BELTWAY 8 II LP	Delaware	6798	20-2993383
DCT BOGGY CREEK FL LP	Delaware	6798	20-4996556
DCT BONDESEN NORTH LP	Delaware	6798	26-0188586
DCT BONDESEN—BELTWAY 8—RITTIMAN LP	Delaware	6798	37-1490540
DCT CENTRAL GREEN LP	Delaware	6798	20-3340749
DCT CHERRY STREET CA LP	Delaware	6798	20-4996683
DCT CHICKASAW H LP	Delaware	6798	20-0072562
DCT CHICKASAW A LP	Delaware	6798	42-1594365
DCT FAIRBANKS LP	Delaware	6798	20-4262951
DCT FITE COURT LP	Delaware	6798	20-8098039
DCT FOOTHILL LP	Delaware	6798	20-1864698
DCT GRAND RIVER LP	Delaware	6798	11-3733167
DCT MIAMI SERVICE LP	Delaware	6798	20-2421514
DCT NW PLACE TX LP	Delaware	6798	26-0188675
DCT RANCHO I LP	Delaware	6798	20-0312615
DCT ROCKDALE LP	Delaware	6798	20-4028848
DCT VALLEY DRIVE CA LP	Delaware	6798	20-4996775

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Code Number	I.R.S. Employer Identification Number
DCT WEST BY NORTHWEST LP	Delaware	6798	46-5258294
DCT EASTGATE LP	Delaware	6798	20-0829171
DCT 1615 DIPLOMAT LP	Delaware	6798	20-2619189
VETERANS CORPORATE CENTER LLC	Delaware	6798	20-3636331
LOGISTICS WAY DCT/LWI LLC	Delaware	6798	20-5280988
SOUTHCREEK IV—ATLANTA LLC	Delaware	6798	20-2847342
DCT HOLMESCREST LANE LP	Delaware	6798	45-4175416
ADC NORTH-DCT/SIP, LLC	Delaware	6798	26-2712773
DCT DFW LP	Delaware	6798	20-0456580
DCT PINNACLE LP	Delaware	6798	45-3354382
DCT GSW GATEWAY 3 LP	Delaware	6798	20-4004255
CIVF I—TX1B01 & B02, M02-M05, W04, W07-W10, L.P.	Delaware	6798	45-4149869
DCT Orlando ADC LP	Delaware	6798	20-5782721
Run Deep, L.L.C.	Maryland	6798	45-4182266
Delta-Greenwood, LLC	Delaware	6798	45-4218040
Delta-Junction Drive, LLC	Delaware	6798	45-4217961
Riverside Investors, L.L.C.	Delaware	6798	45-4175626
Western Avenue Associates, L.L.C.	Maryland	6798	45-4183276
ROUTE ONE HUNDRED LIMITED PARTNERSHIP	Maryland	6798	45-4175677
DCT Greens Crossing LP	Delaware	6798	20-2768501
DCT Mid South Logistics V LP	Delaware	6798	52-2444433
DCT Fredericksburg LLC	Delaware	6798	20-2993058
FR Franklin, LLC	Delaware	6798	20-0253755
DCT McCook Industrial LLC	Delaware	6798	20-3612468
DCT Snowdrift PA LLC	Delaware	6798	20-2280468
DCT Northlake LP	Delaware	6798	46-1668912
DCT Marine Drive SC LLC	Delaware	6798	20-4998673
DCT Silver Springs LLC	Delaware	6798	20-4735402
DCT Southfield LLC	Delaware	6798	20-5632641
TRT-DCT Commerce Circle LLC	Delaware	6798	20-8862908
TRT-DCT Pencader LLC	Delaware	6798	45-4306102
TRT-DCT Veterans Corporate Center LLC	Delaware	6798	20-8862974
DCT Bethlehem Crossing LLC	Delaware	6798	46-3011918
DCT LAKE PARK DRIVE LLC	Delaware	6798	20-4822873
DCT TANNER BELTWAY 8 LLC	Delaware	6798	46-1521329
DCT 12250 4th Street LLC	Delaware	6798	46-3731534
DCT 16218 ARTHUR LLC	Delaware	6798	46-4156526
DCT 200-220 CORPORATE DRIVE LLC	Delaware	6798	46-3760403
DCT 300-330 CORPORATE DRIVE LLC	Delaware	6798	46-3772585
DCT 305-325 CORPORATE DRIVE LLC	Delaware	6798	46-3786248
DCT 350-370 RIVER RIDGE ROAD LLC	Delaware	6798	46-3794223
DCT 4200 DIPLOMACY LLC	Delaware	6798	46-4299949
DCT AEROPARK LLC	Delaware	6798	46-3512486
DCT BATTLE DRIVE LLC	Delaware	6798	46-3706654
DCT EISENHOWER LLC	Delaware	6798	46-4320839
DCT NW 159 MIAMI GARDENS LLC	Delaware	6798	46-3851842
DCT MORSE AVENUE LLC	Delaware	6798	46-3697139
DCT SEAVIEW LLC	Delaware	6798	46-4308651
DCT – EASTPARK I LP	Delaware	6798	20-2295294

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Code Number	I.R.S. Employer Identification Number
DCT—SHELBY 5 LP	Delaware	6798	68-0601664
DCT 195 CORPORATE DRIVE LLC	Delaware	6798	46-3740348
DCT 1575-1595 HIGH POINT DRIVE LLC	Delaware	6798	46-3751560
DCT Auburn 44 LLC	Delaware	6798	46-2506942
DCT East Park 5 LLC	Delaware	6798	46-3094131
DCT Jurupa Ranch LLC	Delaware	6798	46-3328631
DCT South Hardy LLC	Delaware	6798	46-3370183
DCT South Roosevelt LLC	Delaware	6798	46-3391670
DCT Statesman LLC	Delaware	6798	46-3366546
DCT West Alameda LLC	Delaware	6798	46-3379905
DCT Industrial TRS Inc.	Delaware	6798	20-0404394

(1)	The address and phone number of each Registrant Guarantor is as follows:

c/o DCT Industrial Trust Inc.

518 17th Street, Suite 800

Denver, Colorado 80202

(303) 597-2400

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-4 is being filed for the sole purpose of filing additional exhibits to the registration statement. No other changes have been made to the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note and Part II of the registration statement.

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. Indemnification of Directors and Officers.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

Our charter also authorizes our company, to the maximum extent permitted by Maryland law, to obligate our company to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any present or former director or officer or any individual who, while a director or officer of our company and at the request of our company, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity.

Our bylaws obligate us, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer or any individual who, while a director or officer of our company and at the request of our company, serves or has served, as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our charter and our bylaws also permit our company to indemnify and advance expenses to any individual who served a predecessor of our company in any of the capacities described above and any employee or agent of our company or a predecessor of our company.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or are threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We entered into indemnification agreements with each of our executive officers and directors providing for indemnification and advancement of expenses to the fullest extent permitted by applicable law. We also maintain liability insurance for our officers and directors.

ITEM 21. Exhibits and Financial Statement Schedules

EXHIBIT INDEX

Exhibit Number	Description

2.1	Contribution Agreement by and among Dividend Capital Trust Inc., Dividend Capital Operating Partnership LP and Dividend Capital Advisors Group LLC, dated as of July 21, 2006 (incorporated by reference to Exhibit 2.1 to Form 8-K filed on July 27, 2006)

3.1	DCT Industrial Trust Inc. Third Articles of Amendment and Restatement (incorporated by reference to Exhibit 3.1 to Form 8-K filed on December 19, 2006)

3.2	DCT Industrial Trust Inc. Articles of Amendment (incorporated by reference to Exhibit 3.1 to Form 8-K filed on November 5, 2012)

3.3	DCT Industrial Trust Inc. Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to Form 8-K filed on December 19, 2006)

3.4	First Amendment to DCT Industrial Trust Inc. Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 to Form 8-K filed on February 9, 2011)

3.5	Second Amendment to DCT Industrial Trust Inc. Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 to Form 8-K filed on October 27, 2011)

3.6	Third Amendment to Bylaws (incorporated by reference to Exhibit 3.1 to Form 8-K filed on May 1, 2013)

*3.7	Certificate of Formation of DCT MISSION STREET, LLC

*3.8	Certificate of Formation of DCT – AZ 2004 RN PORTFOLIO L LLC

*3.9	Certificate of Formation of DCT – AZ 2004 RN PORTFOLIO U LLC

*3.10	Certificate of Formation of DCT – GA 2004 RN PORTFOLIO L LLC

*3.11	Certificate of Formation of DCT – GA 2004 RN PORTFOLIO U LLC

*3.12	Certificate of Formation of DCT 30TH TERRACE LLC

*3.13	Certificate of Formation of DCT 101 RRNJ LLC

*3.14	Certificate of Formation of DCT 1045 Greens Parkway LLC

*3.15	Certificate of Formation of DCT 11180 RANCH LLC

*3.16	Certificate of Formation of DCT 11400 NW LLC

*3.17	Certificate of Formation of DCT 1201 PERRY LLC

*3.18	Certificate of Formation of DCT 5800 Coliseum LLC

*3.19	Certificate of Formation of DCT 700 Milwaukee LLC

*3.20	Certificate of Formation of DCT 230 JOHNSON ROAD LLC

*3.21	Certificate of Formation of DCT 309 JOHNSON ROAD LLC

*3.22	Certificate of Formation of DCT 4800 Central LLC

*3.23	Certificate of Formation of DCT AIR CENTER LLC

*3.24	Certificate of Formation of DCT AIRPORT DRIVE LLC

Exhibit Number	Description

*3.25	Certificate of Formation of DCT Airtex LLC

*3.26	Certificate of Formation of DCT Airtex II LLC

*3.27	Certificate of Formation of DCT Alpine Way LLC

*3.28	Certificate of Formation of DCT Antoine Beltway LLC

*3.29	Certificate of Formation of DCT Arthur Avenue LLC

*3.30	Certificate of Formation of DCT BLACKHAWK CENTER LLC

*3.31	Certificate of Formation of DCT BECKLEY LLC

*3.32	Certificate of Formation of DCT BOBALI DRIVE LLC

*3.33	Certificate of Formation of DCT Boldt Park LLC

*3.34	Certificate of Formation of DCT BOLLMAN MD LLC

*3.35	Certificate of Formation of DCT BYRON ROAD LLC

*3.36	Certificate of Formation of DCT Center Avenue LLC

*3.37	Certificate of Formation of DCT CHINO LLC

*3.38	Certificate of Formation of DCT Claymoore LLC

*3.39	Certificate of Formation of DCT CREEK ROAD OH LLC

*3.40	Certificate of Formation of DCT CREEKSIDE I LLC

*3.41	Certificate of Formation of DCT CREEKSIDE II LLC

*3.42	Certificate of Formation of DCT CREEKSIDE IV LLC

*3.43	Certificate of Formation of DCT Della Court LLC

*3.44	Certificate of Formation of DCT DIRECTORS ROW LLC

*3.45	Certificate of Formation of DCT Dulles Phase I LLC

*3.46	Certificate of Formation of DCT Dulles Phase II LLC

*3.47	Certificate of Formation of DCT ECKHOFF STREET LLC

*3.48	Certificate of Formation of DCT FONTANA LLC

*3.49	Certificate of Formation of DCT FRANKLIN ROAD LLC

*3.50	Certificate of Formation of DCT FREEPORT DRIVE LLC

*3.51	Certificate of Formation of DCT Greenleaf LLC

*3.52	Certificate of Formation of DCT GUION ROAD LLC

*3.53	Certificate of Formation of DCT HANOVER LLC

*3.54	Certificate of Formation of DCT HARLAN ROAD LLC

*3.55	Certificate of Formation of DCT HIGH STREET LLC

*3.56	Certificate of Formation of DCT—IL S GARY LLC

*3.57	Certificate of Formation of DCT INDEPENDENCE LLC

*3.58	Certificate of Formation of DCT JAMIKE KY LLC

Exhibit Number	Description

*3.59	Certificate of Formation of DCT KENNEDY LLC

*3.60	Certificate of Formation of DCT La Reunion LLC

*3.61	Certificate of Formation of DCT LOMBARD ROAD LLC

*3.62	Certificate of Formation of DCT Louisville Logistics LLC

*3.63	Certificate of Formation of DCT LUNT AVENUE LLC

*3.64	Certificate of Formation of DCT MALLARD LLC

*3.65	Certificate of Formation of DCT MARKET STREET LLC

*3.66	Certificate of Formation of DCT NEWPOINT LLC

*3.67	Certificate of Formation of DCT NORTHMONT LLC

*3.68	Certificate of Formation of DCT NORTH 45TH AVENUE, LLC

*3.69	Certificate of Formation of DCT Northwest Crossroads LLC

*3.70	Certificate of Formation of DCT NORTHWEST OH LLC

*3.71	Certificate of Formation of DCT OAKLEY LLC

*3.72	Certificate of Formation of DCT Okanella LLC

*3.73	Certificate of Formation of DCT Ota Farms LLC

*3.74	Certificate of Formation of DCT PAINTER LLC

*3.75	Certificate of Formation of DCT PAN AMERICAN LLC

*3.76	Certificate of Formation of DCT PARK WEST LLC

*3.77	Certificate of Formation of DCT PARK WEST II, LLC

*3.78	Certificate of Formation of DCT Pecos LLC

*3.79	Certificate of Formation of DCT PEORIA STREET LLC

*3.80	Certificate of Formation of DCT PERRY ROAD LLC

*3.81	Certificate of Formation of DCT Phoenix LLC

*3.82	Certificate of Formation of DCT Pleasantdale Road LLC

*3.83	Certificate of Formation of DCT PLAINFIELD LLC

*3.84	Certificate of Formation of DCT PORT UNION LLC

*3.85	Certificate of Formation of DCT Presidents Drive LLC

*3.86	Certificate of Formation of DCT PSA Pomona LLC

*3.87	Certificate of Formation of DCT REGENTVIEW AVENUE LLC

*3.88	Certificate of Formation of DCT Renaissance Rialto LLC

*3.89	Certificate of Formation of DCT Renton LLC

*3.90	Certificate of Formation of DCT RICKENBACKER V LLC

*3.91	Certificate of Formation of DCT River West LLC

*3.92	Certificate of Formation of DCT RIVERPORT LLC

Exhibit Number	Description

*3.93	Certificate of Formation of DCT ROCKAWAY LLC

*3.94	Certificate of Formation of DCT Roosevelt LLC

*3.95	Certificate of Formation of DCT SAMPSON LLC

*3.96	Certificate of Formation of DCT SKYHARBOR LLC

*3.97	Certificate of Formation of DCT Slover II LLC

*3.98	Certificate of Formation of DCT SLOVERLAND LLC

*3.99	Certificate of Formation of DCT SOUTHCREEK-EAGLES LANDING, LLC

*3.100	Certificate of Formation of DCT SOUTHPARK FLEX A LLC

*3.101	Certificate of Formation of DCT SOUTHPARK FLEX F LLC

*3.102	Certificate of Formation of DCT SOUTHPARK XII LLC

*3.103	Certificate of Formation of DCT STONEFIELD LLC

*3.104	Certificate of Formation of DCT SUMNER LLC

*3.105	Certificate of Formation of DCT Sumner II LLC

*3.106	Certificate of Formation of DCT SUMMIT RIDGE GA LLC

*3.107	Certificate of Formation of DCT SYCAMORE CANYON LLC

*3.108	Certificate of Formation of DCT Valley Distribution Center LLC

*3.109	Certificate of Formation of DCT WHITE BIRCH LLC

*3.110	Certificate of Formation of DCT White Oak Circle LLC

*3.111	Certificate of Formation of DCT WHITESTOWN LLC

*3.112	Certificate of Formation of DCT WOLF ROAD LLC

*3.113	Certificate of Formation of DCT ZANE TRACE LLC

*3.114	Certificate of Formation of CIVF I—CA1M04, LLC

*3.115	Certificate of Formation of CIVF I—CA1M01 & CA1W01, LLC

*3.116	Certificate of Formation of CIVF I—CA1M05, LLC

*3.117	Certificate of Formation of CIVF I—GA1M04 & GA1M05, LLC

*3.118	Certificate of Formation of CIVF I—GA1M01, LLC

*3.119	Certificate of Formation of CIVF I—GA1W01, LLC

*3.120	Certificate of Formation of CIVF I—GA1W02-GA1W07, LLC

*3.121	Certificate of Formation of CIVF I—GA1W13, GA1W12, & GA1W11, LLC

*3.122	Certificate of Formation of CIVF I—GA1W24, LLC

*3.123	Certificate of Formation of CIVF I—GA1W14, LLC, as amended

*3.124	Certificate of Formation of CIVF I—IL1B01 & IL1M01, LLC

*3.125	Certificate of Formation of CIVF I—IL1W02, LLC, as amended

*3.126	Certificate of Formation of CIVF I-KY1M01-KY1M06 & KY1W01, LLC, as amended

Exhibit Number	Description

*3.127	Certificate of Formation of CIVF I—NJ1B02, LLC

*3.128	Certificate of Formation of CIVF I—NJ1W01, LLC

*3.129	Certificate of Formation of CIVF I—OH1B01, LLC

*3.130	Certificate of Formation of CIVF I—OH1B02, LLC

*3.131	Certificate of Formation of CIVF I—OH2B01 & OH2M01, LLC

*3.132	Certificate of Limited Partnership of CIVF I—TX1M01, L.P.

*3.133	Certificate of Limited Partnership of CIVF I—TX1W02, L.P., as amended

*3.134	Certificate of Formation of CIVF I—WA1M05 & M06, LLC

*3.135	Certificate of Formation of CIVF I—WA1M07, LLC

*3.136	Certificate of Limited Partnership of DCT—CA 2004 RN PORTFOLIO L LP

*3.137	Certificate of Limited Partnership of DCT—EASTPARK II LP

*3.138	Certificate of Limited Partnership of DCT—TX 2004 RN PORTFOLIO L LP

*3.139	Certificate of Limited Partnership of DCT AMERICAN WAY LP, as amended

*3.140	Certificate of Limited Partnership of DCT BELTWAY 8 II LP

*3.141	Certificate of Limited Partnership of DCT BOGGY CREEK FL LP

*3.142	Certificate of Limited Partnership of DCT BONDESEN NORTH LP

*3.143	Certificate of Limited Partnership of DCT BONDESEN—BELTWAY 8—RITTIMAN LP

*3.144	Certificate of Limited Partnership of DCT CENTRAL GREEN LP

*3.145	Certificate of Limited Partnership of DCT CHERRY STREET CA LP

*3.146	Certificate of Limited Partnership of DCT CHICKASAW H LP

*3.147	Certificate of Limited Partnership of DCT CHICKASAW A LP, as amended

*3.148	Certificate of Limited Partnership of DCT FAIRBANKS LP

*3.149	Certificate of Limited Partnership of DCT FITE COURT LP

*3.150	Certificate of Limited Partnership of DCT FOOTHILL LP

*3.151	Certificate of Limited Partnership of DCT GRAND RIVER LP

*3.152	Certificate of Limited Partnership of DCT MIAMI SERVICE LP

*3.153	Certificate of Limited Partnership of DCT NW PLACE TX LP

*3.154	Certificate of Limited Partnership of DCT RANCHO I LP

*3.155	Certificate of Limited Partnership of DCT ROCKDALE LP

*3.156	Certificate of Limited Partnership of DCT VALLEY DRIVE CA LP

*3.157	Certificate of Limited Partnership of DCT WEST BY NORTHWEST LP

*3.158	Certificate of Limited Partnership of DCT EASTGATE LP

*3.159	Certificate of Limited Partnership of DCT 1615 DIPLOMAT LP

*3.160	Certificate of Formation of VETERANS CORPORATE CENTER LLC

Exhibit Number	Description

*3.161	Certificate of Formation of LOGISTICS WAY DCT/LWI LLC

*3.162	Certificate of Formation of SOUTHCREEK IV—ATLANTA LLC

*3.163	Certificate of Limited Partnership of DCT HOLMESCREST LANE LP, as amended

*3.164	Certificate of Formation of ADC NORTH-DCT/SIP, LLC

*3.165	Certificate of Limited Partnership of DCT DFW LP

*3.166	Certificate of Limited Partnership of DCT PINNACLE LP

*3.167	Certificate of Limited Partnership of DCT GSW GATEWAY 3 LP

*3.168	Certificate of Limited Partnership of CIVF I—TX1B01 & B02, M02-M05, W04, W07-W10, L.P.

*3.169	Certificate of Limited Partnership of DCT Orlando ADC LP

*3.170	Amended and Restated Articles of Organization of Run Deep, L.L.C.

*3.171	Amended and Restated Certificate of Formation of Delta-Greenwood, LLC

*3.172	Amended and Restated Certificate of Formation of Delta-Junction Drive, LLC

*3.173	Amended and Restated Articles of Organization of Riverside Investors, L.L.C.

*3.174	Amended and Restated Articles of Organization of Western Avenue Associates, L.L.C.

*3.175	Certificate of Limited Partnership of ROUTE ONE HUNDRED LIMITED PARTNERSHIP

*3.176	Certificate of Limited Partnership of DCT Greens Crossing LP

*3.177	Certificate of Limited Partnership of DCT Mid South Logistics V LP

*3.178	Certificate of Formation of DCT Fredericksburg LLC

*3.179	Certificate of Formation of FR Franklin, LLC

*3.180	Certificate of Formation of DCT McCook Industrial LLC

*3.181	Certificate of Formation of DCT Snowdrift PA LLC

*3.182	Certificate of Limited Partnership of DCT Northlake LP

*3.183	Certificate of Formation of DCT Marine Drive SC LLC

*3.184	Certificate of Formation of DCT Silver Springs LLC

*3.185	Certificate of Formation of DCT Southfield LLC

*3.186	Certificate of Formation of TRT-DCT Commerce Circle LLC

*3.187	Certificate of Formation of TRT-DCT Pencader LLC

*3.188	Certificate of Formation of TRT-DCT Veterans Corporate Center LLC

*3.189	Certificate of Formation of DCT Bethlehem Crossing LLC

*3.190	Certificate of Formation of DCT LAKE PARK DRIVE LLC

*3.191	Certificate of Formation of DCT TANNER BELTWAY 8 LLC

*3.192	Certificate of Formation of DCT 12250 4th Street LLC

*3.193	Certificate of Formation of DCT 16218 ARTHUR LLC

*3.194	Certificate of Formation of DCT 200-220 CORPORATE DRIVE LLC

Exhibit Number	Description

*3.195	Certificate of Formation of DCT 300-330 CORPORATE DRIVE LLC

*3.196	Certificate of Formation of DCT 305-325 CORPORATE DRIVE LLC

*3.197	Certificate of Formation of DCT 350-370 RIVER RIDGE ROAD LLC

*3.198	Certificate of Formation of DCT 4200 DIPLOMACY LLC

*3.199	Certificate of Formation of DCT AEROPARK LLC

*3.200	Certificate of Formation of DCT BATTLE DRIVE LLC

*3.201	Certificate of Formation of DCT EISENHOWER LLC

*3.202	Certificate of Formation of DCT NW 159 MIAMI GARDENS LLC

*3.203	Certificate of Formation of DCT MORSE AVENUE LLC

*3.204	Certificate of Formation of DCT SEAVIEW LLC

*3.205	Certificate of Limited Partnership of DCT—EASTPARK I LP

*3.206	Certificate of Limited Partnership of DCT—SHELBY 5 LP

*3.207	Certificate of Formation of DCT 195 CORPORATE DRIVE LLC

*3.208	Certificate of Formation of DCT 1575-1595 HIGH POINT DRIVE LLC

*3.209	Certificate of Formation of DCT Auburn 44 LLC

*3.210	Certificate of Formation of DCT East Park 5 LLC

*3.211	Certificate of Formation of DCT Jurupa Ranch LLC

*3.212	Certificate of Formation of DCT South Hardy LLC

*3.213	Certificate of Formation of DCT South Roosevelt LLC

*3.214	Certificate of Formation of DCT Statesman LLC

*3.215	Certificate of Formation of DCT West Alameda LLC

*3.216	Certificate of Incorporation of DCT Industrial TRS Inc., as amended

+3.217	Limited Liability Company Agreement of DCT MISSION STREET, LLC

+3.218	Limited Liability Company Agreement of DCT—AZ 2004 RN PORTFOLIO L LLC

+3.219	Limited Liability Company Agreement of DCT—AZ 2004 RN PORTFOLIO U LLC

+3.220	Limited Liability Company Agreement of DCT—GA 2004 RN PORTFOLIO L LLC

+3.221	Limited Liability Company Agreement of DCT—GA 2004 RN PORTFOLIO U LLC

+3.222	Limited Liability Company Agreement of DCT 30TH TERRACE LLC

+3.223	Limited Liability Company Agreement of DCT 101 RRNJ LLC

+3.224	Limited Liability Company Agreement of DCT 1045 Greens Parkway LLC

+3.225	Limited Liability Company Agreement of DCT 11180 RANCH LLC

+3.226	Limited Liability Company Agreement of DCT 11400 NW LLC

+3.227	Limited Liability Company Agreement of DCT 1201 PERRY LLC

+3.228	Limited Liability Company Agreement of DCT 5800 Coliseum LLC

Exhibit Number	Description

+3.229	Limited Liability Company Agreement of DCT 700 Milwaukee LLC

+3.230	Limited Liability Company Agreement of DCT 230 JOHNSON ROAD LLC

+3.231	Limited Liability Company Agreement of DCT 309 JOHNSON ROAD LLC

+3.232	Limited Liability Company Agreement of DCT 4800 Central LLC

+3.233	Limited Liability Company Agreement of DCT AIR CENTER LLC

+3.234	Limited Liability Company Agreement of DCT AIRPORT DRIVE LLC

+3.235	Limited Liability Company Agreement of DCT Airtex LLC

+3.236	Limited Liability Company Agreement of DCT Airtex II LLC

+3.237	Limited Liability Company Agreement of DCT Alpine Way LLC

+3.238	Limited Liability Company Agreement of DCT Antoine Beltway LLC

+3.239	Limited Liability Company Agreement of DCT Arthur Avenue LLC

+3.240	Limited Liability Company Agreement of DCT BLACKHAWK CENTER LLC

+3.241	Limited Liability Company Agreement of DCT BECKLEY LLC

+3.242	Limited Liability Company Agreement of DCT BOBALI DRIVE LLC

+3.243	Limited Liability Company Agreement of DCT Boldt Park LLC

+3.244	Limited Liability Company Agreement of DCT BOLLMAN MD LLC

+3.245	Limited Liability Company Agreement of DCT BYRON ROAD LLC

+3.246	Limited Liability Company Agreement of DCT Center Avenue LLC

+3.247	Limited Liability Company Agreement of DCT CHINO LLC

+3.248	Limited Liability Company Agreement of DCT Claymoore LLC

+3.249	Limited Liability Company Agreement of DCT CREEK ROAD OH LLC

+3.250	Limited Liability Company Agreement of DCT CREEKSIDE I LLC

+3.251	Limited Liability Company Agreement of DCT CREEKSIDE II LLC

+3.252	Limited Liability Company Agreement of DCT CREEKSIDE IV LLC

+3.253	Limited Liability Company Agreement of DCT Della Court LLC

+3.254	Limited Liability Company Agreement of DCT DIRECTORS ROW LLC

+3.255	Limited Liability Company Agreement of DCT Dulles Phase I LLC

+3.256	Limited Liability Company Agreement of DCT Dulles Phase II LLC

+3.257	Limited Liability Company Agreement of DCT ECKHOFF STREET LLC

+3.258	Limited Liability Company Agreement of DCT FONTANA LLC

+3.259	Limited Liability Company Agreement of DCT FRANKLIN ROAD LLC

+3.260	Limited Liability Company Agreement of DCT FREEPORT DRIVE LLC

+3.261	Limited Liability Company Agreement of DCT Greenleaf LLC

+3.262	Limited Liability Company Agreement of DCT GUION ROAD LLC

Exhibit Number	Description

+3.263	Limited Liability Company Agreement of DCT HANOVER LLC

+3.264	Limited Liability Company Agreement of DCT HARLAN ROAD LLC

+3.265	Limited Liability Company Agreement of DCT HIGH STREET LLC

+3.266	Limited Liability Company Agreement of DCT—IL S GARY LLC

+3.267	Limited Liability Company Agreement of DCT INDEPENDENCE LLC

+3.268	Limited Liability Company Agreement of DCT JAMIKE KY LLC

+3.269	Limited Liability Company Agreement of DCT KENNEDY LLC

+3.270	Limited Liability Company Agreement of DCT La Reunion LLC

+3.271	Limited Liability Company Agreement of DCT LOMBARD ROAD LLC

+3.272	Limited Liability Company Agreement of DCT Louisville Logistics LLC

+3.273	Limited Liability Company Agreement of DCT LUNT AVENUE LLC

+3.274	Limited Liability Company Agreement of DCT MALLARD LLC

+3.275	Limited Liability Company Agreement of DCT MARKET STREET LLC

+3.276	Limited Liability Company Agreement of DCT NEWPOINT LLC

+3.277	Limited Liability Company Agreement of DCT NORTHMONT LLC

+3.278	Limited Liability Company Agreement of DCT NORTH 45TH AVENUE, LLC

+3.279	Limited Liability Company Agreement of DCT Northwest Crossroads LLC

+3.280	Limited Liability Company Agreement of DCT NORTHWEST OH LLC

+3.281	Limited Liability Company Agreement of DCT OAKLEY LLC

+3.282	Limited Liability Company Agreement of DCT Okanella LLC

+3.283	Limited Liability Company Agreement of DCT Ota Farms LLC

+3.284	Limited Liability Company Agreement of DCT PAINTER LLC

+3.285	Limited Liability Company Agreement of DCT PAN AMERICAN LLC

+3.286	Limited Liability Company Agreement of DCT PARK WEST LLC

+3.287	Limited Liability Company Agreement of DCT PARK WEST II, LLC

+3.288	Limited Liability Company Agreement of DCT Pecos LLC

+3.289	Limited Liability Company Agreement of DCT PEORIA STREET LLC

+3.290	Limited Liability Company Agreement of DCT PERRY ROAD LLC

+3.291	Limited Liability Company Agreement of DCT Phoenix LLC

+3.292	Limited Liability Company Agreement of DCT Pleasantdale Road LLC

+3.293	Limited Liability Company Agreement of DCT PLAINFIELD LLC

+3.294	Limited Liability Company Agreement of DCT PORT UNION LLC

+3.295	Limited Liability Company Agreement of DCT Presidents Drive LLC

+3.296	Limited Liability Company Agreement of DCT PSA Pomona LLC

Exhibit Number	Description

+3.297	Limited Liability Company Agreement of DCT REGENTVIEW AVENUE LLC

+3.298	Limited Liability Company Agreement of DCT Renaissance Rialto LLC

+3.299	Limited Liability Company Agreement of DCT Renton LLC

+3.300	Limited Liability Company Agreement of DCT RICKENBACKER V LLC

+3.301	Limited Liability Company Agreement of DCT River West LLC

+3.302	Limited Liability Company Agreement of DCT RIVERPORT LLC

+3.303	Limited Liability Company Agreement of DCT ROCKAWAY LLC

+3.304	Limited Liability Company Agreement of DCT Roosevelt LLC

+3.305	Limited Liability Company Agreement of DCT SAMPSON LLC

+3.306	Limited Liability Company Agreement of DCT SKYHARBOR LLC

+3.307	Limited Liability Company Agreement of DCT Slover II LLC

+3.308	Limited Liability Company Agreement of DCT SLOVERLAND LLC

+3.309	Limited Liability Company Agreement of DCT SOUTHCREEK-EAGLES LANDING, LLC

+3.310	Limited Liability Company Agreement of DCT SOUTHPARK FLEX A LLC

+3.311	Limited Liability Company Agreement of DCT SOUTHPARK FLEX F LLC

+3.312	Limited Liability Company Agreement of DCT SOUTHPARK XII LLC

+3.313	Limited Liability Company Agreement of DCT STONEFIELD LLC

+3.314	Limited Liability Company Agreement of DCT SUMNER LLC

+3.315	Limited Liability Company Agreement of DCT Sumner II LLC

+3.316	Limited Liability Company Agreement of DCT SUMMIT RIDGE GA LLC

+3.317	Limited Liability Company Agreement of DCT SYCAMORE CANYON LLC

+3.318	Limited Liability Company Agreement of DCT Valley Distribution Center LLC

+3.319	Limited Liability Company Agreement of DCT WHITE BIRCH LLC

+3.320	Limited Liability Company Agreement of DCT White Oak Circle LLC

+3.321	Limited Liability Company Agreement of DCT WHITESTOWN LLC

+3.322	Limited Liability Company Agreement of DCT WOLF ROAD LLC

+3.323	Limited Liability Company Agreement of DCT ZANE TRACE LLC

+3.324	Limited Liability Company Agreement of CIVF I—CA1M04, LLC

+3.325	Limited Liability Company Agreement of CIVF I—CA1M01 & CA1W01, LLC

+3.326	Limited Liability Company Agreement of CIVF I—CA1M05, LLC

+3.327	Limited Liability Company Agreement of CIVF I—GA1M04 & GA1M05, LLC

+3.328	Limited Liability Company Agreement of CIVF I—GA1M01, LLC

+3.329	Limited Liability Company Agreement of CIVF I—GA1W01, LLC

+3.330	Limited Liability Company Agreement of CIVF I—GA1W02-GA1W07, LLC

Exhibit Number	Description

+3.331	Limited Liability Company Agreement of CIVF I—GA1W13, GA1W12, & GA1W11, LLC

+3.332	Limited Liability Company Agreement of CIVF I—GA1W24, LLC

+3.333	Limited Liability Company Agreement of CIVF I—GA1W14, LLC

+3.334	Limited Liability Company Agreement of CIVF I—IL1B01 & IL1M01, LLC

+3.335	Limited Liability Company Agreement of CIVF I—IL1W02, LLC

+3.336	Limited Liability Company Agreement of CIVF I-KY1M01-KY1M06 & KY1W01, LLC, as amended

+3.337	Limited Liability Company Agreement of CIVF I—NJ1B02, LLC

+3.338	Limited Liability Company Agreement of CIVF I—NJ1W01, LLC

+3.339	Limited Liability Company Agreement of CIVF I—OH1B01, LLC

+3.340	Limited Liability Company Agreement of CIVF I—OH1B02, LLC

+3.341	Limited Liability Company Agreement of CIVF I—OH2B01 & OH2M01, LLC

+3.342	Limited Partnership Agreement for CIVF I—TX1M01, L.P.

+3.343	Limited Partnership Agreement for CIVF I—TX1W02, L.P.

+3.344	Limited Liability Company Agreement of CIVF I—WA1M05 & M06, LLC

+3.345	Limited Liability Company Agreement of CIVF I—WA1M07, LLC

+3.346	Agreement of Limited Partnership of DCT—CA 2004 RN PORTFOLIO L LP

+3.347	Agreement of Limited Partnership of DCT—EASTPARK II LP

+3.348	Agreement of Limited Partnership of DCT—TX 2004 RN PORTFOLIO L LP

+3.349	Agreement of Limited Partnership of DCT AMERICAN WAY LP

+3.350	Agreement of Limited Partnership of DCT BELTWAY 8 II LP

+3.351	Agreement of Limited Partnership of DCT BOGGY CREEK FL LP

+3.352	Agreement of Limited Partnership of DCT BONDESEN NORTH LP

+3.353	Agreement of Limited Partnership of DCT BONDESEN—BELTWAY 8—RITTIMAN LP

+3.354	Agreement of Limited Partnership of DCT CENTRAL GREEN LP

+3.355	Agreement of Limited Partnership of DCT CHERRY STREET CA LP

+3.356	Agreement of Limited Partnership of DCT CHICKASAW H LP

+3.357	Agreement of Limited Partnership of DCT CHICKASAW A LP

+3.358	Agreement of Limited Partnership of DCT FAIRBANKS LP

+3.359	Agreement of Limited Partnership of DCT FITE COURT LP

+3.360	Agreement of Limited Partnership of DCT FOOTHILL LP

+3.361	Agreement of Limited Partnership of DCT GRAND RIVER LP

+3.362	Agreement of Limited Partnership of DCT MIAMI SERVICE LP

+3.363	Agreement of Limited Partnership of DCT NW PLACE TX LP

+3.364	Agreement of Limited Partnership of DCT RANCHO I LP

Exhibit Number	Description

+3.365	Agreement of Limited Partnership of DCT ROCKDALE LP

+3.366	Agreement of Limited Partnership of DCT VALLEY DRIVE CA LP

+3.367	Agreement of Limited Partnership of DCT WEST BY NORTHWEST LP

+3.368	Agreement of Limited Partnership of DCT EASTGATE LP

+3.369	Agreement of Limited Partnership of DCT 1615 DIPLOMAT LP

+3.370	Limited Liability Company Agreement of VETERANS CORPORATE CENTER LLC

+3.371	Limited Liability Company Agreement of LOGISTICS WAY DCT/LWI LLC

+3.372	Limited Liability Company Agreement of SOUTHCREEK IV—ATLANTA LLC

+3.373	Agreement of Limited Partnership of DCT HOLMESCREST LANE LP

+3.374	Limited Liability Company Agreement of ADC NORTH-DCT/SIP, LLC

+3.375	Agreement of Limited Partnership of DCT DFW LP

+3.376	Agreement of Limited Partnership of DCT PINNACLE LP

+3.377	Agreement of Limited Partnership of DCT GSW GATEWAY 3 LP

+3.378	Limited Partnership Agreement for CIVF I—TX1B01 & B02, M02-M05, W04, W07-W10, L.P.

+3.379	Agreement of Limited Partnership of DCT Orlando ADC LP

+3.380	Amended and Restated Operating Agreement of Run Deep, L.L.C.

+3.381	Amended and Restated Operating Agreement of Delta-Greenwood, LLC

+3.382	Amended and Restated Operating Agreement of Delta-Junction Drive, LLC

+3.383	Amended and Restated Operating Agreement of Riverside Investors, L.L.C.

+3.384	Amended and Restated Operating Agreement of Western Avenue Associates, L.L.C.

+3.385	Amended and Restated Agreement of Limited Partnership of ROUTE ONE HUNDRED LIMITED PARTNERSHIP

+3.386	Amended and Restated Agreement of Limited Partnership DCT Greens Crossing LP

+3.387	Agreement of Limited Partnership of DCT Mid South Logistics V LP

+3.388	Limited Liability Company Agreement of DCT Fredericksburg LLC

+3.389	Amended and Restated Limited Liability Company Agreement FR Franklin, LLC

+3.390	Limited Liability Company Agreement of DCT McCook Industrial LLC

+3.391	Limited Liability Company Agreement of DCT Snowdrift PA LLC

+3.392	Agreement of Limited Partnership of DCT Northlake LP

+3.393	Amended and Restated Operating Agreement of DCT Marine Drive SC LLC

+3.394	Amended and Restated Operating Agreement of DCT Silver Springs LLC

+3.395	Amended and Restated Operating Agreement of DCT Southfield LLC

+3.396	Operating Agreement of TRT-DCT Commerce Circle LLC

+3.397	Amended and Restated Operating Agreement of TRT-DCT Pencader LLC

+3.398	Operating Agreement of TRT-DCT Veterans Corporate Center LLC

Exhibit Number	Description

+3.399	Limited Liability Company Agreement of DCT Bethlehem Crossing LLC

+3.400	Limited Liability Company Agreement of DCT LAKE PARK DRIVE LLC

+3.401	Limited Liability Company Agreement of DCT TANNER BELTWAY 8 LLC

+3.402	Limited Liability Company Agreement of DCT 12250 4th Street LLC

+3.403	Limited Liability Company Agreement of DCT 16218 ARTHUR LLC

+3.404	Limited Liability Company Agreement of DCT 200-220 CORPORATE DRIVE LLC

+3.405	Limited Liability Company Agreement of DCT 300-330 CORPORATE DRIVE LLC

+3.406	Limited Liability Company Agreement of DCT 305-325 CORPORATE DRIVE LLC

+3.407	Limited Liability Company Agreement of DCT 350-370 RIVER RIDGE ROAD LLC

+3.408	Limited Liability Company Agreement of DCT 4200 DIPLOMACY LLC

+3.409	Limited Liability Company Agreement of DCT AEROPARK LLC

+3.410	Limited Liability Company Agreement of DCT BATTLE DRIVE LLC

+3.411	Limited Liability Company Agreement of DCT EISENHOWER LLC

+3.412	Limited Liability Company Agreement of DCT NW 159 MIAMI GARDENS LLC

+3.413	Limited Liability Company Agreement of DCT MORSE AVENUE LLC

+3.414	Limited Liability Company Agreement of DCT SEAVIEW LLC

+3.415	Agreement of Limited Partnership of DCT—EASTPARK I LP

+3.416	Agreement of Limited Partnership of DCT—SHELBY 5 LP

+3.417	Limited Liability Company Agreement of DCT 195 CORPORATE DRIVE LLC

+3.418	Limited Liability Company Agreement of DCT 1575-1595 HIGH POINT DRIVE LLC

+3.419	Limited Liability Company Agreement of DCT Auburn 44 LLC

+3.420	Limited Liability Company Agreement of DCT East Park 5 LLC

+3.421	Limited Liability Company Agreement of DCT Jurupa Ranch LLC

+3.422	Limited Liability Company Agreement of DCT South Hardy LLC

+3.423	Limited Liability Company Agreement of DCT South Roosevelt LLC

+3.424	Limited Liability Company Agreement of DCT Statesman LLC

+3.425	Limited Liability Company Agreement of DCT West Alameda LLC

+3.426	By-laws of DCT Industrial TRS Inc.

4.1	Indenture, dated as of October 9, 2013, among DCT Industrial Trust Inc., DCT Industrial Operating Partnership LP, the Subsidiary Guarantors and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed on October 15, 2013)

4.2	Form of 4.500% Senior Notes due 2023 (incorporated by reference to Exhibit 4.2 to Form 8-K filed on October 15, 2013)

Exhibit Number	Description

4.3	Registration Rights Agreement, dated as of October 9, 2013, among DCT Industrial Trust Inc., DCT Operation Partnership LP, the Subsidiary Guarantors, and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers (incorporated by reference to Exhibit 4.3 to Form 8-K filed on October 15, 2013)

*5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to Form 10-Q filed on May 9, 2007)

10.2	Amended and Restated Limited Partnership Agreement of DCT Industrial Operating Partnership LP, dated October 10, 2006 (incorporated by reference to Exhibit 10.5 to Form 8-K filed on October 13, 2006)

10.3	Third Amendment to the Amended and Restated Limited Partnership Agreement of DCT Industrial Operating Partnership LP, dated May 3, 2007 (incorporated by reference to Exhibit 99.2 to Form S-3ASR Registration Statement, Commission File No. 333-145253)

10.4	Fourth Amendment to the Amended and Restated Limited Partnership Agreement of DCT Industrial Operating Partnership LP, dated December 1, 2008 (incorporated by reference to Exhibit 10.4 to Form 10-K filed on March 2, 2009)

10.5	Fifth Amendment to the Amended and Restated Limited Partnership Agreement of DCT Industrial Operating Partnership LP, dated May 6, 2010 (incorporated by reference to Exhibit 10.2 to Form 10-Q filed on August 5, 2010)

10.6	Second Amended and Restated DCT Industrial Trust Inc. 2006 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to Form S-8 filed on May 10, 2010)

10.7	DCT Industrial Trust Inc. 2006 Incentive Compensation Plan (incorporated by reference to Exhibit 10.2 to Form 8-K filed on October 13, 2006)

10.8	Amended and Restated Credit and Term Loan Agreement, dated as of February 20, 2013, among DCT Industrial Operating Partnership LP and the lenders identified therein and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Wells Fargo Bank, National Association and PNC Bank, National Association, as Syndication Agents, Citibank, N.A., JPMorgan Chase Bank, N.A., Regions Bank and U.S. Bank National Association, as Documentation Agents and Capital One, N.A. and Union Bank, N.A., as Managing Agents. (incorporated by reference to Exhibit 10.1 to Form 10-Q filed on May 3, 2013)

10.9	Employment Agreement, dated as of October 9, 2012, between DCT Industrial Trust Inc. and Philip L. Hawkins (incorporated by reference to Exhibit 10.1 to Form 8-K filed on October 10, 2012)

10.10	Employment Agreement, dated as of October 9, 2012, by and between the Company and Matthew T. Murphy (incorporated by reference to Exhibit 10.2 to Form 8-K filed on October 10, 2012)

10.11	Employment Agreement, dated as of October 9, 2012, between DCT Industrial Trust Inc. and Michael J. Ruen (incorporated by reference to Exhibit 10.3 to Form 8-K filed on October 10, 2012)

10.12	Employment Agreement, dated as of December 4, 2012, by and between DCT Industrial Trust Inc. and Jeff Phelan (incorporated by reference to Exhibit 10.1 to Form 8-K filed on December 5, 2012)

10.13	Employment Agreement, dated as of January 30, 2012, by and between DCT Industrial Trust Inc. and Neil P. Doyle (incorporated by reference to Exhibit 10.1 to Form 10-Q filed on May 3, 2012)

Exhibit Number	Description

10.14	First Amendment to Employment Agreement, dated as of March 8, 2012, by and between DCT Industrial Trust Inc. and Neil P. Doyle (incorporated by reference to Exhibit 10.2 to Form 10-Q filed on May 3, 2012)

10.15	Change of Control Agreement, dated as of October 9, 2009, between DCT Industrial Trust Inc. and Teresa Corral (incorporated by reference to Exhibit 10.2 to Form 10-Q filed on August 5, 2011)

10.16	First Amendment to Change in Control Agreement, dated as of October 9, 2012, by and between the Company and Teresa L. Corral (incorporated by reference to Exhibit 10.4 to Form 8-K filed on October 10, 2012)

10.17	Change of Control Agreement, dated as of May 9, 2011, between DCT Industrial Trust Inc. and John G. Spiegleman (incorporated by reference to Exhibit 10.3 to Form 10-Q filed on August 5, 2011)

10.18	Letter Agreement, dated as of May 9, 2011, between DCT Industrial Trust Inc. and John G. Spiegleman (incorporated by reference to Exhibit 10.4 to Form 10-Q filed on August 5, 2011)

10.19	First Amendment to Change in Control Agreement, dated as of October 9, 2012, by and between the Company and John G. Spiegleman (incorporated by reference to Exhibit 10.20 to Form 10-K filed on February 21, 2013)

10.20	Change of Control Agreement, dated as of June 20, 2011, between DCT Industrial Trust Inc. and Charla Rios (incorporated by reference to Exhibit 10.5 to Form 10-Q filed on August 5, 2011)

10.21	Letter Agreement, dated as of June 20, 2011, between DCT Industrial Trust Inc. and Charla Rios (incorporated by reference to Exhibit 10.6 to Form 10-Q filed on August 5, 2011)

10.22	First Amendment to Change in Control Agreement, dated as of October 9, 2012, by and between the Company and Charla Rios (incorporated by reference to Exhibit 10.23 to Form 10-K filed on February 21, 2013)

10.23	DCT Industrial Trust Inc. Multi-Year Outperformance Program (incorporated by reference to Exhibit 10.1 to Form 8-K filed on January 12, 2010)

*12.1	Statement re: computation of ratio of earnings to fixed charges

*21.1	Subsidiaries of DCT Industrial Operating Partnership LP

*23.1	Consent of Ernst & Young

*23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.1 hereto)

*24.1	Power of Attorney

*25.1	Statement of Eligibility on Form T-1

*99.1	Form of Letter of Transmittal

*99.2	Form of Notice

*99.3	Form of Letter to Brokers

*99.4	Form of Letter to Clients

+	Filed herewith

*	Filed previously

(b)	Financial Statements and Financial Statement Schedules

See Index to Financial Statements on page F-1

ITEM 22. Undertakings.

(a)	The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d) The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(e) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrants’ annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

By:	DCT Industrial Trust Inc., its general partner

By:	/S/ PHILIP L. HAWKINS

Philip L. Hawkins Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT INDUSTRIAL TRUST INC.

By:	/S/ PHILIP L. HAWKINS
Philip L. Hawkins Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT—AZ 2004 RN PORTFOLIO L LLC,

DCT—AZ 2004 RN PORTFOLIO U LLC,

DCT—GA 2004 RN PORTFOLIO L LLC,

DCT—GA 2004 RN PORTFOLIO U LLC,

DCT 30TH TERRACE LLC,

DCT 101 RRNJ LLC,

DCT 1045 GREENS PARKWAY LLC,

DCT 11180 RANCH LLC,

DCT 11400 NW LLC,

DCT 1201 PERRY LLC,

DCT 5800 COLISEUM LLC,

DCT 700 MILWAUKEE LLC,

DCT AIR CENTER LLC,

DCT AIRPORT DRIVE LLC,

DCT AIRTEX LLC,

DCT ANTOINE BELTWAY LLC,

DCT ARTHUR AVENUE LLC,

DCT BLACKHAWK CENTER LLC,

DCT BECKLEY LLC,

DCT BOBALI DRIVE LLC,

DCT BOLDT PARK LLC,

DCT BOLLMAN MD LLC,

DCT BYRON ROAD LLC,

DCT CENTER AVENUE LLC,

DCT CHINO LLC,

DCT CLAYMOORE LLC,

DCT CREEK ROAD OH LLC,

DCT CREEKSIDE I LLC,

DCT CREEKSIDE II LLC,

each a Delaware limited liability company

By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

	By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

		By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT CREEKSIDE IV LLC,

DCT DELLA COURT LLC,

DCT DIRECTORS ROW LLC,

DCT DULLES PHASE I LLC,

DCT DULLES PHASE II LLC,

DCT ECKHOFF STREET LLC,

DCT FONTANA LLC,

DCT FRANKLIN ROAD LLC,

DCT FREEPORT DRIVE LLC,

DCT GREENLEAF LLC,

DCT GUION ROAD LLC,

DCT HANOVER LLC,

DCT HARLAN ROAD LLC,

DCT HIGH STREET LLC,

DCT—IL S GARY LLC,

DCT INDEPENDENCE LLC,

DCT JAMIKE KY LLC,

DCT KENNEDY LLC,

DCT LOMBARD ROAD LLC,

DCT LOUISVILLE LOGISTICS LLC,

DCT LUNT AVENUE LLC,

DCT MALLARD LLC,

DCT MARKET STREET LLC,

DCT MISSION STREET, LLC,

DCT NEWPOINT LLC,

DCT NORTHMONT LLC,

DCT NORTH 45TH AVENUE, LLC

DCT NORTHWEST OH LLC,

DCT OAKLEY LLC,

DCT OKANELLA LLC,

each a Delaware limited liability company

By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

	By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

		By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT OTA FARMS LLC,

DCT PAN AMERICAN LLC,

DCT PARK WEST LLC,

DCT PARK WEST II, LLC,

DCT PECOS LLC,

DCT PEORIA STREET LLC,

DCT PERRY ROAD LLC,

DCT PHOENIX LLC,

DCT PLEASANTDALE ROAD LLC,

DCT PLAINFIELD LLC,

DCT PORT UNION LLC,

DCT PRESIDENTS DRIVE LLC,

DCT PSA POMONA LLC,

DCT REGENTVIEW AVENUE LLC,

DCT RENAISSANCE RIALTO LLC,

DCT RENTON LLC,

DCT RICKENBACKER V LLC,

DCT RIVER WEST LLC,

DCT RIVERPORT LLC,

DCT ROCKAWAY LLC,

DCT ROOSEVELT LLC,

DCT SKYHARBOR LLC,

DCT SLOVER II LLC,

DCT SLOVERLAND LLC

DCT SOUTHCREEK-EAGLES LANDING, LLC,

DCT SOUTHPARK FLEX A LLC,

DCT SOUTHPARK FLEX F LLC,

DCT SOUTHPARK XII LLC,

DCT STONEFIELD LLC,

each a Delaware limited liability company

By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

	By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

		By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT SUMNER LLC,

DCT SUMNER II LLC,

DCT SUMMIT RIDGE GA LLC,

DCT SYCAMORE CANYON LLC,

DCT VALLEY DISTRIBUTION CENTER LLC,

DCT WHITE BIRCH LLC,

DCT WHITE OAK CIRCLE LLC,

DCT WHITESTOWN LLC,

DCT WOLF ROAD LLC,

DCT ZANE TRACE LLC,

DCT 12250 4th Street LLC,

DCT 16218 ARTHUR LLC,

DCT 200-220 CORPORATE DRIVE LLC,

DCT 300-330 CORPORATE DRIVE LLC,

DCT 305-325 CORPORATE DRIVE LLC,

DCT 350-370 RIVER RIDGE ROAD LLC,

DCT 4200 DIPLOMACY LLC,

DCT AEROPARK LLC,

DCT BATTLE DRIVE LLC,

DCT EISENHOWER LLC,

DCT NW 159 MIAMI GARDENS LLC,

DCT MORSE AVENUE LLC,

DCT SEAVIEW LLC,

DCT Auburn 44 LLC,

DCT East Park 5 LLC,

DCT Jurupa Ranch LLC,

DCT South Hardy LLC,

DCT South Roosevelt LLC,

DCT Statesman LLC,

DCT West Alameda LLC,

each a Delaware limited liability company

By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

	By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

		By:	/s/ Matthew Murphy

Matthew Murphy
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT LAKE PARK DRIVE LLC,

DCT TANNER BELTWAY 8 LLC,

DCT SAMPSON LLC,

DCT PAINTER LLC,

DCT 230 JOHNSON ROAD LLC,

DCT 309 JOHNSON ROAD LLC,

DCT FREDERICKSBURG LLC,

DCT 4800 Central LLC,

DCT Airtex II LLC,

DCT Alpine Way LLC,

DCT Northwest Crossroads LLC,

DCT La Reunion LLC,

each a Delaware limited liability company

By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

	By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

		By:	/s/ Matthew Murphy

Matthew Murphy
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

CIVF I—CA1M04, LLC,

CIVF I—CA1M01 & CA1WO1, LLC,

CIVF I—CA1M05, LLC,

CIVF I—GA1M04 & GA1M05, LLC,

CIVF I—GA1M01, LLC,

CIVF I—GA1W01, LLC,

CIVF I—GA1W02-GA1W07, LLC, CIVF I—GA1W13, GA1W12, & GA1W11, LLC, CIVF I—GA1W24, LLC,

CIVF I—GA1W14, LLC,

CIVF I—IL1B01 & IL1M01, LLC,

CIVF I—IL1W02, LLC,

CIVF I—KY1M01-KY1M06 & KY1W01, LLC, CIVF I—NJ1B02, LLC,

CIVF I—NJ1W01, LLC,

CIVF I—OH1B01, LLC,

CIVF I—OH1B02, LLC,

CIVF I—OH2B01 & OH2M01, LLC,

CIVF I—WA1M05 & M06, LLC,

CIVF I—WA1M07, LLC,

each a Delaware limited liability company

By:	DCT Industrial Value Fund I, L.P., a Delaware limited partnership, its sole member

	By:	DCT Industrial Value Fund I Inc., a Maryland corporation, its general partner

		By:	/s/ Matthew Murphy

Matthew Murphy
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT—CA 2004 RN PORTFOLIO L LP, a Delaware limited partnership

By:	DCT—CA 2004 RN PORTFOLIO GP LLC, a Delaware limited liability company, its general partner

By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

	By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

		By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT – EASTPARK II LP, a Delaware limited partnership

By:	DCT-Eastpark II GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT—TX 2004 RN PORTFOLIO L LP, a Delaware limited partnership

By:	DCT—TX 2004 RN Portfolio GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT AMERICAN WAY LP, a Delaware limited partnership

By:	DCT AMERICAN WAY GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT BELTWAY 8 II LP, a Delaware limited partnership

By:	DCT Beltway 8 II GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT BOGGY CREEK FL LP, a Delaware limited partnership

By:	DCT Boggy Creek FL GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT BONDESEN NORTH LP, a Delaware limited partnership

By:	DCT Bondesen North GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT BONDESEN—BELTWAY 8—RITTIMAN LP, a Delaware limited partnership

By:	DCT BONDESEN—BELTWAY 8—RITTIMAN GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10 , 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT CENTRAL GREEN LP, a Delaware limited partnership

By:	DCT Central Green GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10 , 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT CHERRY STREET CA LP, a Delaware limited partnership

By:	DCT Cherry Street CA GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT CHICKASAW H LP, a Delaware limited partnership

By:	DCT Chickasaw GP H LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10 2014.

DCT CHICKASAW A LP, a Delaware limited partnership

By:	DCT Chickasaw GP A LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT FAIRBANKS LP, a Delaware limited partnership

By:	DCT Fairbanks GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT FITE COURT LP, a Delaware limited partnership

By:	DCT Fite Court GP LLC, a Delaware limited liability company, its general partner

	By:	CIVF I - MA1MO1, LLC, a Delaware limited liability company,

		By:	DCT Industrial Value Fund I, L.P., a Delaware limited partnership, its sole member

		By:	DCT Industrial Value Fund I, Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT FOOTHILL LP, a Delaware limited partnership

By:	DCT FOOTHILL GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT GRAND RIVER LP, a Delaware limited partnership

By:	DCT GRAND RIVER GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT MIAMI SERVICE LP, a Delaware limited partnership

By:	DCT MIAMI SERVICE GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT NW PLACE TX LP, a Delaware limited partnership

By:	DCT NW Place TX GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT RANCHO I LP, a Delaware limited partnership

By:	DCT Rancho I GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT ROCKDALE LP, a Delaware limited partnership

By:	DCT Rockdale GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT VALLEY DRIVE CA LP, a Delaware limited partnership

By:	DCT Valley Drive CA GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT WEST BY NORTHWEST LP, a Delaware limited partnership

By:	DCT West by Northwest GP LLC, a Delaware limited liability company, its general partner

	By:	DCT INDUSTRIAL OPERATING PARTNERSHIP LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT EASTGATE LP, a Delaware limited partnership

By:	DCT Eastgate GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT 1615 DIPLOMAT LP, a Delaware limited partnership

By:	DCT 1615 Diplomat GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

VETERANS CORPORATE CENTER LLC, a Delaware limited liability company

By:	DCT Veterans Corporate Center LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy

Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

LOGISTICS WAY DCT/LWI LLC, a Delaware limited liability company

By:	DCT Logistics Way LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial TRS, Inc., a Delaware corporation, its Sole Member

		By:	/s/ Matthew Murphy

Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer, Treasurer and Director (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

SOUTHCREEK IV—ATLANTA LLC, a Delaware limited liability company

By:	DCT Southcreek LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial TRS, Inc., a Delaware corporation, its Sole Member

		By:	/s/ Matthew Murphy
Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer, Treasurer and Director (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

SOUTHCREEK IV—ATLANTA LLC, a Delaware limited liability company

By:	DCT Southcreek LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial TRS, Inc., a Delaware corporation, its Sole Member

		By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer, Treasurer and Director (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT HOLMESCREST LANE LP, a Delaware limited partnership

By:	DCT Holmescrest Lane GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial TRS, Inc., a Delaware corporation, its Sole Member

		By:	/s/ Matthew Murphy

Matthew Murphy,
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer, Treasurer and Director (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

ADC NORTH-DCT/SIP, LLC, a Delaware limited liability company

By:	DCT ADC North LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT DFW LP, a Delaware limited partnership

By:	DCT DFW GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy,
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT PINNACLE LP, a Delaware limited partnership

By:	DCT Pinnacle GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT GSW GATEWAY 3 LP, a Delaware limited partnership

By:	DCT GSW Gateway 3 GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

CIVF I – TX1B01 & B02, M02-M05, W04, W07 – W10, L.P., a Delaware limited partnership

By:	CIVF I – TX GP, LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Value Fund I, L.P., a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Value Fund I, Inc., a Maryland corporation, its General Partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT ORLANDO ADC LP, a Delaware limited partnership

By:	DCT Orlando ADC GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

RUN DEEP, L.L.C., a Maryland limited liability company

By:	Delta – MDI, LLC, a Delaware limited liability company, its Managing Member

	By:	DCT Maryland LLC, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

				By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DELTA-GREENWOOD, LLC, DELTA-JUNCTION DRIVE, LLC RIVERSIDE INVESTORS, L.L.C., WESTERN AVENUE ASSOCIATES, L.L.C., a Delaware limited liability company

By:	Delta – MDI, LLC, a Delaware limited liability company, its Managing Member

	By:	DCT Maryland LLC, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

				By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

ROUTE ONE HUNDRED LIMITED PARTNERSHIP, a Maryland limited liability company

By:	Delta – MD2, LLC, a Delaware limited liability company, its Managing Member

	By:	Delta – MD1, LLC, a Delaware limited partnership, its Sole Member

		By:	DCT Maryland LLC, a Delaware limited partnership, its Sole Member

			By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

				By:	DCT Industrial Trust Inc., a Maryland

				By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT GREENS CROSSING LP, a Delaware limited partnership

By:	DCT Greens Crosing GP LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10 , 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT MID SOUTH LOGISTICS V LP, a Delaware limited partnership

By:	DCT Mid South Logistics V GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

FR FRANKLIN, LLC DCT MCCOOK INDUSTRIAL LLC, DCT SNOWDRIFT PA LLC, a Delaware limited partnership

By:	Industrial Property Funding LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT NORTHLAKE LP, a Delaware limited partnership

By:	DCT Northlake GP LLC, a Delaware limited liability company, its General Partner

	By:	Industrial Property Funding LLC, a Delaware limited liability company, its Sole Member

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT Marine Drive SC LLC, DCT Silver Springs LLC, DCT Southfield LLC, TRT-DCT Commerce Circle LLC, TRT-DCT Pencader LLC, TRT-DCT Veterans Corporate Center LLC, a Delaware limited liability company

By:	DCT Column I LLC, a Delaware limited partnership, its Sole Member

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its General Partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

CIVF I—TX1M01, L.P., a Delaware limited partnership

By:	CIVF I - TX GP, LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Value Fund I, L.P., a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Value Fund I, Inc., a Maryland corporation, its General Partner

		By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

CIVF I—TX1W02, L.P., a Delaware limited partnership

By:	CIVF I - TX GP, LLC, a Delaware limited liability company, its General Partner

	By:	DCT Industrial Value Fund I, L.P., a Delaware limited partnership, its Sole Member

		By:	DCT Industrial Value Fund I, Inc., a Maryland corporation, its General Partner

		By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT Bethlehem Crossing LLC, a Delaware limited liability company

By:	DCT Bethlehem Crossing Holdings LLC, a Delaware limited liability company, its Sole Member

	By:	DCT Industrial Operating Partnership LP, A Delaware limited partnership, its Sole Member

		By:	DCT Industrial Trust Inc., A Maryland corporation, Its General Partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT – EASTPARK I LP, a Delaware limited partnership

By:	DCT-Eastpark I GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT – SHELBY 5 LP, a Delaware limited partnership

By:	DCT-SHELBY 5 GP LLC, a Delaware limited liability company, its general partner

	By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, its sole member

		By:	DCT Industrial Trust Inc., a Maryland corporation, its general partner

			By:	/s/ Matthew Murphy
Matthew Murphy Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. WATTLES Thomas G. Wattles	Executive Chairman and Director	April 10, 2014

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer and Director (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer and Treasurer (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

* Marilyn A. Alexander	Director	April 10, 2014

* Thomas F. August	Director	April 10, 2014

* John S. Gates, Jr.	Director	April 10, 2014

* Raymond B. Greer	Director	April 10, 2014

* Tripp H. Hardin	Director	April 10, 2014

* John C. O’Keeffe	Director	April 10, 2014

* Bruce L. Warwick	Director	April 10, 2014

*By:	/S/ MATTHEW T. MURPHY
Matthew T. Murphy, Attorney in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT 195 CORPORATE DRIVE LLC, DCT 1575-1595 HIGH POINT DRIVE LLC, each a Delaware limited liability company

By:	DCT Industrial TRS, Inc., a Delaware corporation, its Sole Member

	By:	/s/ Matthew Murphy
Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer, Treasurer and Director (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on April 10, 2014.

DCT INDUSTRIAL TRS INC., a Delaware corporation

By:	/s/ Matthew Murphy

Matthew Murphy, Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ PHILIP L. HAWKINS Philip L. Hawkins	Chief Executive Officer (Principal Executive Officer)	April 10, 2014

/S/ MATTHEW T. MURPHY Matthew T. Murphy	Chief Financial Officer, Treasurer and Director (Principal Financial Officer)	April 10, 2014

/S/ MARK SKOMAL Mark Skomal	Chief Accounting Officer (Principal Accounting Officer)	April 10, 2014

/S/ JOHN G. SPIEGLEMAN John G. Spiegleman	Director, Executive Vice President, General Counsel and Secretary	April 10, 2014